Exhibit 10.123
Execution Version
EIGHTH AMENDMENT TO THE COMMON TERMS AGREEMENT
This EIGHTH AMENDMENT TO THE COMMON TERMS AGREEMENT (this “Amendment”), dated as of March 4, 2025 (the “Effective Date”), is in respect of the Common Terms Agreement, dated as of August 19, 2019, by and among Venture Global Calcasieu Pass, LLC, a Delaware limited liability company (the “Borrower”), TransCameron Pipeline, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Mizuho Bank, Ltd., as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”), as amended by that certain Consent and Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of December 28, 2020, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, that certain Second Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of January 26, 2021, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, that certain Third Amendment to the Common Terms Agreement, First Amendment to the Common Security and Account Agreement and Consent to the Credit Facility Agreement, dated as of May 25, 2022, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Mizuho Bank (USA), as Collateral Agent (in such capacity, the “Collateral Agent”) and Intercreditor Agent, that certain Fourth Amendment to the Common Terms Agreement and Second Amendment to the Credit Facility Agreement, dated as of October 12, 2022, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent, that certain Fifth Amendment to the Common Terms Agreement and Third Amendment to the Common Security and Account Agreement, dated February 27, 2023, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Intercreditor Agent and Collateral Agent, that certain Sixth Amendment to the Common Terms Agreement and Fourth Amendment to the Common Security and Account Agreement, dated June 30, 2023, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Intercreditor Agent and Collateral Agent and that certain Seventh Amendment to the Common Terms Agreement and Fifth Amendment to the Common Security and Account Agreement, dated October 23, 2024 by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent, Intercreditor Agent and Collateral Agent (as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement. For all purposes of this Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent and the Intercreditor Agent consent and agree to amend the Common Terms Agreement in accordance with Section 23.15 (Amendments) of the Common Terms Agreement, Section 4 of the Intercreditor Agreement and Section 11.01 (Decisions; Amendments, etc.) of the Credit Facility Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Consent and Amendments.
1.1Consent and Amendment to Common Terms Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree as follows:
(a)All references to “Schedule O (Lenders’ Reliability Test Criteria)” in the Common Terms Agreement shall be revised to be “Schedule O (Lenders’ Reliability Test Procedures)”.
(b)The definition of “Lenders’ Reliability Test” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Terms Agreement shall be amended and restated in its entirety as follows:
Section 2.““Lenders’ Reliability Test” means a test demonstrating the Project Facilities’ overall production in accordance with the criteria, and the procedures, set forth in Schedule O (Lenders’ Reliability Test Procedures).”
(a)Schedule O (Lenders’ Reliability Test Criteria) to the Common Terms Agreement is hereby deleted and replaced with the Schedule O (Lenders’ Reliability Test Procedures) attached hereto as Exhibit A. By its signature hereof, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent to the Lenders’ Reliability Test to be conducted in accordance with Schedule O (Lenders’ Reliability Test Procedures) attached hereto as Exhibit A.
Section 3.Effectiveness. This Amendment shall become effective as of the date hereof subject to satisfaction of the following conditions precedent:
3.1delivery of executed counterparts of this Amendment by each of (i) the Borrower, (ii) the Guarantor, (iii) the Intercreditor Agent, (iv) the Credit Facility Agent (who
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constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (v) Lenders constituting the Required Lenders under the Credit Facility Agreement;
3.2the Intercreditor Agent and the Credit Facility Agent shall have received a certificate from the Borrower certifying that the Borrower reasonably believes that Project Completion Date shall occur on or prior to the Date Certain.
3.3the Borrower has delivered to the Intercreditor Agent a certificate from the Independent Engineer confirming (a) that it reasonably expects the Project Completion Date to be achieved by the Date Certain and (b) confirming the Independent Engineer’s acceptance of the Schedule O (Lenders’ Reliability Test Procedures) attached hereto as Exhibit A.
Section 4.Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent, the Collateral Agent and Intercreditor Agent that:
4.1no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Amendment; and
4.2each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which are true and correct in all respects on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which were made only on the Closing Date.
Section 5.Finance Document. This Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that each reference to “Common Terms Agreement” in each Finance Document shall refer to the Common Terms Agreement as amended hereby.
Section 6.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.
Section 7.Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.
Section 8.Binding Nature and Benefit; Amendment. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.
Section 9.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page
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of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 10.No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Amendment apply to any other matters.
Section 11.E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 12.Guarantee Reaffirmation. The Guarantor hereby confirms, reaffirms and ratifies its obligations under the Finance Documents. After giving effect to this Amendment, each Obligor hereby (a) confirms the security interest in the Collateral granted by it in favor of the Collateral Agent for itself and for the ratable benefit of the Secured Parties pursuant to the Security Documents and (b) to the extent not otherwise effected by the preceding clause (a), as security for the prompt and complete payment and performance when due of all of the Senior Debt Obligations, further grants to the Collateral Agent for itself and for the ratable benefit of the Secured Parties a continuing security interest, in all of such Obligor’s right, title and interest in, to and under the Collateral, in each case, whether now owned or existing or hereafter acquired, arising or created, and wherever located.
Section 13.Direction to Credit Facility Agent and Intercreditor Agent.
13.1By their signature below, each of the undersigned Credit Facility Lenders (collectively constituting the Required Lenders) instructs the Credit Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.
13.2Based on the instructions in Section 12.1, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this Amendment.
[Remainder of the page left intentionally blank.]
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL CALCASIEU PASS, LLC, as the Borrower
By: /s/ Jonathan W. Thayer Name: Jonathan W. Thayer Title: Chief Financial Officer

TRANSCAMERON PIPELINE, LLC, as the Guarantor
By: /s/ Jonathan W. Thayer Name: Jonathan W. Thayer Title: Chief Financial Officer

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
NATIXIS, NEW YORK BRANCH, as Credit Facility Agent
By: /s/ Lisa Wong Name: Lisa Wong Title: Director
By: /s/ Frederic Bouley Name: Frederic Bouley Title: Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above. MIZUHO BANK, LTD., as Intercreditor Agent
By: /s/ Dominick D’Ascoli Name: Dominick D’Ascoli Title: Director

Acknowledged and agreed as of the first date set forth above.
SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender
By: /s/ Kareem Hartl Name: Kareem Hartl Title: [Title illegible]
By: /s/ Gustavus Hobbs Name: Gustavus Hobbs Title: [Title illegible]

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
BANK OF AMERICA, N.A., as Lender
By: /s/ Christopher Baethge Name: Christopher Baethge Title: Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
BANCO DE SABADELL, S.A., MIAMI BRANCH, as Lender
By: /s/ Enrique Castillo Name: Enrique Castillo Title: Head of Corporate Banking

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender
By: /s/ Joe Lattanzi Name: Joe Lattanzi Title: Managing Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
KFW IPEX-BANK GMBH, as Lender
By: /s/ Markus Schmidt Name: Markus Schmidt Title: Director
By: /s/ Juliane Rottger Name: Juliane Rottger Title: Associate

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
FEDERATED HERMES PROJECT AND TRADE FINANCE MASTER FUND, as Lender
By: /s/ Ihab L. Salib Name: Ihab L. Salib Title: Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
FEDERATED HERMES PROJECT AND TRADE FINANCE TENDER FUND, as Lender
By: /s/ Ihab L. Salib Name: Ihab L. Salib Title: Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, as Lender
By: /s/ David A. Leech Name: David A. Leech Title: Senior Director
By: /s/ Ralph Goebel Name: Ralph Goebel Title: Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as Lender
By: /s/ Lin (Allan) Sun Name: Lin (Allan) Sun Title: Head of Project Finance, Executive Director
By: /s/ Pedro Craveiro Name: Pedro Craveiro Title: Assistant Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
CAIXABANK, S.A., as Lender
By: /s/ Maria Luisa Muñoz Name: Maria Luisa Muñoz Title: [Title illegible]
By: /s/ Jorg Hahn Name: Jorg Hahn Title: [Title illegible]

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
KOOKMIN BANK ACTING AS TRUSTEE OF DBAM VG LNG PRIVATE ASSET TRUST NO. 1, as Lender
By: /s/ Ok-Hui Ahn Name: Ok-Hui Ahn Title: Senior Manager of Custody Business Department

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
MIZUHO BANK, LTD., as Lender
By: /s/ Dominick D’Ascoli Name: Dominick D’Ascoli Title: Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By: /s/ Karina Rodriguez Name: Karina Rodriguez Title: Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
PROJECT AND TRADE FINANCE CORE FUND, as Lender
By: /s/ Ihab L. Salib Name: Ihab L. Salib Title: Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
SUMITOMO MITSUI BANKING CORPORATION, as Lender
By: /s/ Brian Caldwell Name: Brian Caldwell Title: Managing Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR THE NATWEST GROUP PENSION FUND (MAIN FUND SECTION), as Lender
By: /s/ Cameron Price Name: Cameron Price Title: Authorized Signatory
By: /s/ Nick Cleary Name: Nick Cleary Title: Authorized Signatory
NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR THE NATWEST GROUP PENSION FUND (AA SECTION), as Lender
By: /s/ Cameron Price Name: Cameron Price Title: Authorized Signatory
By: /s/ Nick Cleary Name: Nick Cleary Title: Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
MUNICH REINSURANCE AMERICA, INC., as Lender
By: /s/ Oliver J. Horbelt Name: Oliver J., Horbelt Title: Senior Vice President & Chief Financial Officer
By: /s/ Ganesh Narayan Name: Ganesh Narayan Title: Vice President & Controller

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
GOLDMAN SACHS BANK USA, as Lender
By: /s/ Dan Martis Name: Dan Martis Title: Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
NATIXIS, NEW YORK BRANCH, as Lender
By: /s/ David B. Martens Name: David B. Martens Title: Managing Director
By: /s/ John Sickler III Name: John Sickler III Title: Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
ING CAPITAL, LLC, as Lender
By: /s/ Subha Pasumarti Name: Subha Pasumarti Title: Managing Director
By: /s/ Gabriel D’Huart Name: Gabriel D’Huart Title: Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
STWD 2021-SIF2, LTD., as Lender
By: /s/ Haig Najarian Name: Haig Najarian Title: Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
STWD 2024-SIF3, LLC, as Lender
By: /s/ Haig Najarian Name: Haig Najarian Title: Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
STARWOOD 2024-SIF4, LLC, as Lender
By: /s/ Haig Najarian Name: Haig Najarian Title: Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
LANDESBANK BADEN-WIIRTTEMBERG, NEW YORK BRANCH, as Lender
By: /s/ A. Bruns Name: A. Bruns Title: Director
By: /s/ O/ Langel Name: O. Langel Title: Managing Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
FIRSTBANK PUERTO RICO D/B/A FIRSTBANK FLORIDA, as Lender
By: /s/ Kevin P. Flynn Name: Kevin P. Flynn Title: SVP, Corporate Banking Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
JPMORGAN CHASE BANK, N.A., as Lender
By: /s/ Omar Valdez Name: Omar Valdez Title: Executive Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
ROYAL BANK OF CANADA, as Lender
By: /s/ Don. J. McKinnerney Name: Don. J. McKinnerney Title: Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
NATIONAL BANK OF CANADA, as Lender
By: /s/ Andrew Nguyen Name: Andrew Nguyen Title: Authorized Signatory
By: /s/ John Hunt Name: John Hunt Title: Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
RAYMOND JAMES BANK, as Lender
By: /s/ Robert F. Moyle Name: Robert F. Moyle Title: Managing Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

Acknowledged and agreed as of the first date set forth above.
BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender
By: /s/ Daniel Schraga Kostman Name: Daniel Schraga Kostman Title: Executive Director
By: /s/ Robert Cestari Name: Robert Cestari Title: Executive Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

SIGNATURE PAGE TO EIGHTH AMENDMENT TO THE CTA

EXHIBIT A
Schedule O (Lenders’ Reliability Test Procedures)
[Omitted]